item77i

                               ITEM 77(I)
                    TERMS OF NEW OR AMENDED SECURITIES

Exhibit 77I

Dover Long/Short Sector Fund's Prospectus and Statement of Additional Information contained in Parts A and B of Post-Effective amendment ('40 Act) No. 220 to the Registrant's Registration Statement on Form N-1A are incorporated by reference as filed with the Securities and Exchange Commission via EDGAR on October 11, 2007 (accession number 0001193125-07-216958) and is legally part of this Form N-SAR.